UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-9439	74-2157138
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2022, International Bancshares Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company submitted the following proposals to its shareholders for a vote:

(1)	To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified;

(2)	To ratify the appointment of RSM US LLP as independent auditors for the fiscal year ending December 31, 2022;

(3)	To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures in the Proxy Statement; and

The following table lists the final voting results for Proposals 1, 2, and 3 at the Annual Meeting:

	For	Against	Abstained/Withheld	Broker Non- Votes
Election of Directors
Javier De Anda	52,009,941	142,653	28,698	8,160,775
Rudolph M. Miles	52,014,055	138,475	28,763	8,160,774
Larry A. Norton	45,940,567	6,229,895	10,831	8,160,774
Antonio R. Sanchez, Jr	51,752,190	417,129	11,973	8,160,775
Douglas B. Howland	45,956,924	6,211,248	13,122	8,160,773
Dennis E. Nixon	50,866,633	1,303,829	10,831	8,160,775
Roberto R. Resendez	49,079,854	3,080,416	21,022	8,160,775
Diana G. Zuniga	52,073,705	77,168	30,420	8,160,774

Ratification of RSM US LLP	56,691,009	117,965	176,499	3,356,594

Non-binding Advisory Resolution on Compensation	51,765,360	343,688	72,242	8,160,777

Based on the foregoing results, each of the above director nominee was elected by a majority vote standard, which is the voting standard required by the Company’s Articles of Incorporation for uncontested director elections. Proposals 2 and 3 were also approved by majority vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and CEO

Date: May 19, 2022